Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Wes Colley, the Chief Executive Officer of AmericanWest Bancorporation (the “Corporation”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
(the “Form 10-Q”), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and the Form 10-Q of the Corporation for the quarterly period ended September 30, 2002

2.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By	/s/ Wes Colley
Wes Colley President and Chief Executive Officer